UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2010

RADIANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22065	11-2749765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3925 Brookside Parkway, Alpharetta, Georgia		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 576-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 25, 2010, the board of directors (the “Board”) of Radiant Systems, Inc. (the “Company”) determined the base salaries to be paid to the Company’s named executive officers for the fiscal year ending December 31, 2010:

Name	Title	Base Salary
John H. Heyman	Chief Executive Officer	$490,000
Alon Goren	Chief Technology Officer	$309,000
Andrew S. Heyman	Chief Operating Officer	$371,000
Mark E. Haidet	Chief Financial Officer	$294,000
Carlyle Taylor	President – Hardware Division	$262,000

The Board also approved the short-term incentive plans (the “STIPs”) between each of the named executive officers and the Company for the 2010 fiscal year. The STIPs are designed with two performance levels: the expected performance level, which the Company refers to as “Budget,” and the aspirational performance level, which the Company refers to as “Target.” Budget represents the expected level of achievement and Target represents a higher, more challenging level of achievement. In order for the full potential bonus to be earned, Target must be achieved. For some officers, certain portions of the full potential bonus are paid in a proportionate fashion between Budget and Target. The basic STIP design remained the same between 2009 and 2010. Below are the terms of the STIPs for the Company’s named executive officers for the 2010 fiscal year:

John H. Heyman – Chief Executive Officer

•	Potential bonus = 100% of 2010 base salary

•	Performance measure = adjusted operating income

•	Payout calculation

•	67% paid on Budget

•	33% paid proportionately between Budget and Target

•	Payout timing

•	100% paid out annually

Alon Goren – Chief Technology Officer

•	Potential bonus = 70% of 2010 base salary

•	Performance measure = adjusted operating income and other objectives as defined by the Chief Executive Officer of the Company

•	Payout calculation

•	67% paid on Operating Income Budget

•	33% paid on the achievement of other objectives as defined by the Chief Executive Officer of the Company, if Operating Income Budget is achieved

•	Payout timing

•	100% paid out annually

Andrew S. Heyman – Chief Operating Officer

•	Potential bonus = 100% of 2010 base salary

•	Performance measure = adjusted operating income

•	Payout calculation

•	67% paid on Budget

•	33% paid proportionately between Budget and Target

•	Payout timing

•	100% paid out annually

Mark E. Haidet – Chief Financial Officer

•	Potential bonus = 70% of 2010 base salary

•	Performance measure = adjusted operating income and other objectives as defined by the Chief Executive Officer of the Company

•	Payout calculation

•	67% paid on Operating Income Budget

•	33% paid on the achievement of other objectives as defined by the Chief Executive Officer of the Company, if Operating Income Budget is achieved

•	Payout timing

•	100% paid out annually

Carlyle Taylor – President – Hardware Division

•	Potential bonus = 85% of 2010 base salary

•	Performance measure = adjusted operating income and hardware plus Field Services Gross Profit

•	Payout calculation

•	80% paid on Adjusted Operating Income Budget

•	20% paid on Hardware plus Field Services Gross Profit Budget

•	Payout timing

•	100% paid out annually

In addition, the Board determined the awards to be granted to the named executive officers under the Company’s long-term equity incentive plan for the executives’ performance during the fiscal year ended December 31, 2009. The Board awarded non-qualified stock options and shares of restricted common stock to each of the named executive officers. The stock options and shares of restricted stock were awarded under the terms of the Company’s Amended and Restated 2005 Long-Term Incentive Plan. The named executive officers will receive the following equity incentive compensation for 2009 performance:

Name	Number of Stock Options	Number of Restricted Shares
John H. Heyman	120,283	20,416
Alon Goren	24,764	4,203
Andrew S. Heyman	79,599	13,511
Mark E. Haidet	42,600	7,231
Carlyle Taylor	27,860	4,729

In March of 2008, Mark E. Haidet did not receive the full value of stock options and shares of restricted common stock due to him in connection with the equity award granted by the Company. In an effort to provide Mr. Haidet with the full value of equity awards that he should have received, the Board also approved a special equity award to Mr. Haidet of 5,896 non-qualified stock options and 1,001 shares of restricted common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIANT SYSTEMS, INC.

By:	/S/ JOHN H. HEYMAN
Name:	John H. Heyman
Title:	Chief Executive Officer

Dated: March 31, 2010